                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 1998

                                Rock-Tenn Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Georgia                               0-23340                                62-0342590
 ----------------------                   -----------------------             ---------------------------------
(State of incorporation)                  (Commission File Number)            (IRS Employer Identification No.)

            504 Thrasher Street
             Norcross, Georgia                                                          30071
-----------------------------------------                                             ---------
  (Address of principal executive offices)                                            (Zip Code)

       Registrant's telephone number, including area code: (770) 448-2193



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Rock-Tenn Company (the "Company") on March 10, 1998 commented on its sales and earnings outlook for the remainder of its fiscal year ending September 30, 1998.

     The Company expects that its sales and earnings per share will be adversely affected through the end of fiscal 1998 by decreases in volume and certain operating inefficiencies within the Waldorf folding carton operations acquired in January 1997 and reduced demand for the Company's uncoated and clay coated recycled paperboard. The Company estimates that these trends will reduce earnings per share in the second, third and fourth quarters of fiscal 1998 by an amount ranging from $.07 to $.13 per share per quarter.

     Bradley Currey, Jr., chairman and chief executive officer of the Company commented, "Volume at the former Waldorf folding carton plants has not been as strong as we had anticipated. Consequently, backlogs at the clay coated recycled paperboard mills are weak. Though operating improvements at the former Waldorf plants have come slower than expected, equipment improvements and management changes are making these facilities more cost effective. The recycled medium mill acquired in the Waldorf transaction remains profitable."

     Statements herein regarding the expected reduction in the Company's earnings per share during the second, third and fourth quarters of fiscal 1998 constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Act of 1934. Such statements are subject to certain risks and uncertainties that could cause actual amounts to differ materially from those projected. With respect to the estimated reductions in earnings per share, the Company has made assumptions regarding, among other things, the expected performance of the paperboard mills and folding carton plants acquired in the Waldorf acquisition, and the extent of the reduction in demand for uncoated and coated recycled paperboard. The estimated reductions in earnings per share are also subject to certain risks including, among others, that the foregoing assumptions are inaccurate. Further, these estimates are subject to a number of general risks that could impact the Company's performance in future periods including, among others, decreases in demand for the Company's products, increases in raw material costs, fluctuations in selling prices and adverse changes in general market and industry conditions. Management believes the estimated reductions in earnings per share are reasonable; however, undue reliance should not be placed on such estimates, which are based on current expectations.

     The Company is one of North America's leading manufacturers of packaging, 100% recycled paperboard and laminated paperboard products, with over 70 manufacturing operations in the United States, Canada and Mexico.

     A complete copy of the press release relating to the Company's sales and earnings outlook is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1  Text of Press Release of Rock-Tenn Company dated March 10, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 1998                            ROCK-TENN COMPANY

                                                By: /s/ David C. Nicholson
                                                    --------------------------
                                                    David C. Nicholson
                                                    Senior Vice President, Chief
                                                    Financial Officer, Secretary

                                INDEX TO EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION                                                                                 Page
------------------------------                                                                                 ----
99.1     Text of Press Release for Rock-Tenn Company dated March 10, 1998.....................................  5